24-1     Power of attorney -- Durable Power of Attorney of Charles A. Carroll

                            DURABLE POWER OF ATTORNEY

         THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to
Article 5, Title 15 of the New York General Obligations Law:

         I, Charles A. Carroll, do hereby appoint each of Thomas B. Winmill and Monica Pelaez, my attorneys-in-fact TO ACT SEPARATELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

         1. execute for and on behalf of the undersigned, in the undersigned's capacity as an individual, officer and/or director of Winmill & Co. Incorporated and any future company or other entity ("Companies"), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940 and all other applicable law (the "Documents");

         2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any of such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or a transfer agent, as appropriate, or similar authority, and

         3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitute's, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned's responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940 or any other applicable law.

         This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         This Durable Power of Attorney may be revoked by me at any time.

         IN WITNESS WHEREOF, I have hereunto signed my name this December 11, 2001.





                    __________/s/ Charles A. Carroll_________________
                              Charles A. Carroll




STATE OF NEW YORK          )
                           ) ss
COUNTY OF NEW YORK         )

         On December 11, 2001 before me personally came Charles A. Carroll, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this 11th day of December, 2001.


_______/s/ Irene K. Kawczynski_____
       Notary Public

24-2     Power of attorney -- Durable Power of Attorney of Edward G. Webb, Jr.

                            DURABLE POWER OF ATTORNEY

         THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to
Article 5, Title 15 of the New York General Obligations Law:

         I, Edward G. Webb, Jr., do hereby appoint each of Thomas B. Winmill and Monica Pelaez, my attorneys-in-fact TO ACT SEPARATELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

         1. execute for and on behalf of the undersigned, in the undersigned's capacity as an individual, officer and/or director of Winmill & Co. Incorporated and any future company or other entity ("Companies"), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940 and all other applicable law (the "Documents");

         2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any of such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or a transfer agent, as appropriate, or similar authority, and

         3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitute's, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned's responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940 or any other applicable law.

         This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         This Durable Power of Attorney may be revoked by me at any time.

         IN WITNESS WHEREOF, I have hereunto signed my name this December 11, 2001.





                                        s/ Edward G. Webb, Jr.
                             ---------------------------------------------------
                                        Edward G. Webb, Jr.




STATE OF NEW YORK          )
                           ) ss
COUNTY OF NEW YORK         )

         On December 11, 2001 before me personally came Edward G Webb, Jr., the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this 11th day of December, 2001.


     /s/ Irene K. Kawczynski
-------------------------------
     Notary Public

24-3     Power of attorney -- Durable Power of Attorney of Bassett S. Winmill

                            DURABLE POWER OF ATTORNEY

         THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to
Article 5, Title 15 of the New York General Obligations Law:

         I, Bassett S. Winmill, do hereby appoint each of Thomas B. Winmill and Monica Pelaez, my attorneys-in-fact TO ACT SEPARATELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

         1. execute for and on behalf of the undersigned, in the undersigned's capacity as an individual, officer and/or director of Winmill & Co. Incorporated, Bexil Corporation, Tuxis Corporation, Global Income Fund, Inc., Midas Fund, Inc., Midas Special Equities Fund, Inc., Dollar Reserves, Inc., Midas Management Corporation, CEF Advisers, Inc. and any future company or other entity ("Companies"), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940 and all other applicable law (the "Documents");

         2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any of such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or a transfer agent, as appropriate, or similar authority, and

         3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitute's, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned's responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940 or any other applicable law.

         This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         This Durable Power of Attorney may be revoked by me at any time.

         IN WITNESS WHEREOF, I have hereunto signed my name this December 11, 2001.





                     __________/s/ Bassett S. Winmill_______________
                                Bassett S. Winmill



STATE OF NEW YORK          )
                           ) ss
COUNTY OF NEW YORK         )

         On December 11, 2001 before me personally came Bassett S. Winmill, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this 11th day of December, 2001.


______/s/ Irene K. Kawczynski______
      Notary Public


                                      -2-
PAGE>


24-4 Power of attorney -- Durable Power of Attorney of Douglas Wu filed herewith

                            DURABLE POWER OF ATTORNEY

         THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to
Article 5, Title 15 of the New York General Obligations Law:

         I, Douglas Wu, do hereby appoint each of Thomas B. Winmill and Monica Pelaez, my attorneys-in-fact TO ACT SEPARATELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

         1. execute for and on behalf of the undersigned, in the undersigned's capacity as an individual, officer and/or director of Bexil Corporation, Global Income Fund, Inc., CEF Advisers, Inc. and any future company or other entity ("Companies"), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940 and all other applicable law (the "Documents");

         2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any of such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or a transfer agent, as appropriate, or similar authority, and

         3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitute's, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned's responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940 or any other applicable law.

         This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         This Durable Power of Attorney may be revoked by me at any time.

         IN WITNESS WHEREOF, I have hereunto signed my name this December 12, 2001.





                 ___________/s/ Douglas Wu________________________
                            Douglas Wu




STATE OF NEW YORK          )
                           ) ss
COUNTY OF NEW YORK         )

         On December 12, 2001 before me personally came Douglas Wu, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this 12th day of December, 2001.


________/s/ Irene K. Kawczynski________
         Notary Public

                                      -2-
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